Exhibit 19 under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K
                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED ARMs FUND, and the Deputy General Counsel of Federated Services Company, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




SIGNATURES                                       TITLE                                  DATE

/s/ John F. Donahue                              Chairman                               October 2, 1997
John F. Donahue                                  and Trustee
                                                 (Chief Executive Officer)

/s/Glen R. Johnson                                     President                        October 2, 1997
Glen R. Johnson

/s/John W. McGonigle                             Treasurer, Executive                   October 2, 1997
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John W. McGonigle                                Vice President and Secretary
                                                 (Principal Financial and
                                                 Accounting Officer)

/s/ Thomas G. Bigley                             Trustee                                October 2, 1997
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Thomas G. Bigley

/s/ John T. Conroy, Jr.                          Trustee                                October 2, 1997
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John T. Conroy, Jr.

/s/ William J. Copeland                          Trustee                                October 2, 1997
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William J. Copeland

/s/ James E. Dowd                                Trustee                                October 2, 1997
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James E. Dowd

/s/ Lawrence D. Ellis, M.D.                      Trustee                                October 2, 1997
Lawrence D. Ellis, M.D.

/s/ Edward L. Flaherty, Jr.                      Trustee                                October 2, 1997
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Edward L. Flaherty, Jr.

/s/ Peter E. Madden                              Trustee                                October 2, 1997
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Peter E. Madden

/s/ Gregor F. Meyer                              Trustee                                October 2, 1997
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Gregor F. Meyer

/s/ John E. Murray, Jr.                          Trustee                                October 2, 1997
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John E. Murray, Jr.

/s/ Wesley W. Posvar                             Trustee                                October 2, 1997
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Wesley W. Posvar

/s/ Marjorie P. Smuts                            Trustee                                October 2, 1997
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Marjorie P. Smuts

Sworn to and subscribed before me this 2nd day of October, 1997.

/s/ Marie M. Hamm
Notary Public